Subsidiaries of The Dow Chemical Company	EXHIBIT 21
At December 31, 2014
Location*
This list includes companies for which the effective ownership by The Dow Chemical Company is 50 percent or more.
The Dow Chemical Company	Delaware
Arabian Chemical Company (Latex) Ltd. (1)	Saudi Arabia
Arabian Chemical Company (Polystyrene) Limited (1)	Saudi Arabia
Battleground Water Company	Texas
Biotechnology Research and Development Corporation	Delaware
Blue Cube Holding LLC	Delaware
3229897 Nova Scotia Company	Canada
Blue Cube (Thailand) Company Limited	Thailand
Blue Cube IP LLC	Delaware
Blue Cube (Thailand) Company Limited	Thailand
Blue Cube Operations LLC	Delaware
Blue Cube (Thailand) Company Limited	Thailand
Buildscape, Inc.	Florida
Buildscape, LLC	Delaware
CanStates Holdings Inc.	Oklahoma
ANGUS Chemical Company	Delaware
CD Polymers Inc.	Delaware
Centen Ag Inc.	Delaware
Dow AgroSciences LLC	Delaware
DowBrands Inc.	Delaware
Mycogen Corporation	California
Chemars III LLC	Delaware
Chemtech II L.P.	Delaware
Clean Filtration Technologies LLC	Delaware
DC Partnership Management Inc.	Delaware
DowBrands L.P.	Delaware
DCOMCO, Inc.	Delaware
Denmerco Inc.	Delaware
Diamond Capital Management Inc.	Delaware
Dofinco, Inc.	Delaware
Dow Business Services LLC	Delaware
Dow Capital International LLC	Delaware
Dow Chemical (China) Investment Company Limited	China
Dow Chemical (Guangzhou) Company Limited	China
Dow Chemical (Shanghai) Company Limited	China
Dow Chemical (Zhangjiagang) Company Limited	China
Guangdong Zhongshan Amerchol Specialty Chemicals Co., Ltd.	China
Zhejiang Pacific Chemical Corporation	China
Dow Chemical (Singapore) Private Limited	Singapore
Dow Chemical International Pvt. Ltd.	India
PT Dow Indonesia	Indonesia
Dow Chemical China Holdings Pte. Ltd.	Singapore
Dow Chemical Delaware Corp.	Delaware
Chemtech II L.P.	Delaware
Chemtech Portfolio Inc.	Texas
Chemtech Portfolio II Inc.	Michigan
Dow Chemical International Ltd.	Delaware
Dow Chemical Thailand Ltd.	Thailand
Dow International Holdings Company	Delaware
Dow International Holdings S.A.	Switzerland
Petroquimica-Dow S.A. (Petrodow)	Chile
Dow Chemical Kuwait B.V.	Netherlands
Dow Chemical Singapore Holdings Pte. Ltd.	Singapore
Dow Chemical Taiwan Limited	Taiwan

Subsidiaries of The Dow Chemical Company	EXHIBIT 21
At December 31, 2014
Location*
This list includes companies for which the effective ownership by The Dow Chemical Company is 50 percent or more.
Dow Chemical Telecommunications Corp.	Delaware
Dow Chemical Tianjin Holdings Pte. Ltd.	Singapore
Dow Chemical (Tianjin) Company Limited	China
Dow Credit Corporation	Delaware
Dow Customs & Trade LLC	Delaware
Dow Deutschland Inc.	Delaware
Dow Chemical Inter-American Limited	Delaware
Dow Quimica de Colombia S.A.	Colombia
Dow Deutschland Management Inc.	Delaware
Dow Engineering Company	Delaware
Dow Engineering, Inc.	Michigan
Dow Environmental Inc.	Delaware
Dow Financial Services Inc.	Delaware
Dow Global Technologies LLC	Delaware
Chemtech Portfolio Inc.	Texas
Stonehenge Community Development XVII, LLC	Delaware
Dow Technology Investments LLC	Delaware
Dow Holdings LLC	Delaware
Dow Corning Corporation	Michigan
Dow Hydrocarbons and Resources LLC	Delaware
Cayuse Pipeline, Inc.	Texas
Dow Intrastate Gas Company	Louisiana
Dow Pipeline Company	Texas
K/D/S Promix, LLC (1)	Texas
Midland Pipeline Corp.	Delaware
Fort Saskatchewan Ethylene Storage Corporation (1)	Canada
Fort Saskatchewan Ethylene Storage Limited Partnership	Canada
DowBrands L.P.	Delaware
Dow Internacional Mexicana S.A. de C.V.	Mexico
Blue Cube Mexico, S. de R. L. de C.V.	Mexico
Dow International Financial Services	Ireland
Dow Capital Public Limited Company	Ireland
Dow International Holdings Company	Delaware
DC Spectrum Holding C.V.	Netherlands
Coöperatieve DC Prisma Holding U.A.	Netherlands
Dow Dutch Holding B.V.	Netherlands
DC Galaxy Holding C.V.	Netherlands
Dow International Holdings S.A.	Switzerland
3243424 Nova Scotia Company	Canada
DC Galaxy Holding C.V.	Netherlands
Dow Europe Holding B.V.	Netherlands
Acima AG fur Chemische Industrie	Switzerland
BASF DOW HPPO B.V. (1)	Netherlands
BASF DOW HPPO Technology B.V. (1)	Netherlands
Dow Austria Gesellschaft m.b.H.	Austria
Dow Bahrain Holding W.L.L.	Bahrain
Dow Belgium B.V.B.A.	Belgium
Dow Benelux B.V.	Netherlands
Dow Netwerk B.V.	Netherlands
Polyol Belgium B.V.B.A.	Belgium
Valuepark Terneuzen Beheer B.V. (1)	Netherlands
Valuepark Terneuzen C.V. (1)	Netherlands
Dow Beteiligungsgesellschaft mbH & Co. KG	Germany
Dow Olefinverbund GmbH	Germany

Subsidiaries of The Dow Chemical Company	EXHIBIT 21
At December 31, 2014
Location*
This list includes companies for which the effective ownership by The Dow Chemical Company is 50 percent or more.
Dow Chemical Company Limited	United Kingdom
Dow Chemical Services UK Limited	United Kingdom
Dow Services Trustees UK Limited	United Kingdom
Hyperlast Limited	United Kingdom
Dow Chemical East Africa Limited	Kenya
Dow Chemical Iberica S.L.	Spain
Terminal de Atraque de Productos Petroquimicos, A.I.E. (1)	Spain
Transformadora de Etileno A.I.E. (1)	Spain
Dow Chemical Korea Limited	Korea
Dow Chemical OOO	Russia
Dow Chemical Romania S.R.L.	Romania
Dow Chemical West Africa Limited	Ghana
Dow Deutschland Verwaltungs Vertriebs GmbH	Germany
Dow Deutschland Vertriebs GmbH & Co. OHG	Germany
Dow Europe GmbH	Switzerland
Dow Chemical IMEA GmbH	Switzerland
Dow Contract Services FZE	Dubai
Dow Egypt Services Limited	Egypt
Dow International Finance S.a.r.l.	Luxembourg
Dow Mideast Systems S.A.E. (JSC)	Egypt
Dow France S.A.S.	France
Dow Hellas A.E.	Greece
Dow Hungary Kft.	Hungary
Dow Industrial Chemical Products Nigeria Limited	Nigeria
Dow InterBranch B.V.	Netherlands
Business Process Service Center Terneuzen B.V.	Netherlands
Dow Bahrain Holding W.L.L.	Bahrain
Dow Chemical East Africa Limited	Kenya
Dow Danmark A/S	Denmark
Dow Industrial Chemical Products Nigeria Limited	Nigeria
Dow Mideast Systems S.A.E. (JSC)	Egypt
Dow Norge A/S	Norway
Dow Saudi Arabia Company	Saudi Arabia
Dow Specialties Limited	Saudi Arabia
Dow Turkiye Kimya Sanayi ve Ticaret Limited Sirketi	Turkey
Nedastra International C.V.	Netherlands
Santa Vitoria Acucar e Alcool Ltda.	Brazil
Dow Italia s.r.l.	Italy
Dow AgroSciences Italia s.r.l.	Italy
Dow Italia Divisione Commerciale s.r.l.	Italy
Dow Mideast Systems S.A.E. (JSC)	Egypt
Dow Egypt Services Limited	Egypt
Dow Narmer Holding B.V.	Netherlands
Rohm and Haas (UK) Holdings Ltd.	United Kingdom
Morton International Limited	United Kingdom
Rohm and Haas Electronic Materials Europe Ltd.	United Kingdom
Rohm and Haas UK Investment Ltd.	United Kingdom
Rohm and Haas (UK) Limited	United Kingdom
Rohm and Haas (Scotland) Limited	United Kingdom
Rohm and Haas Electronic Materials Holdings UK Ltd.	United Kingdom
Dow Olefinverbund GmbH	Germany
ANGUS Chemie GmbH	Germany
Dow AgroSciences GmbH	Germany
Dow Deutschland Anlagengesellschaft mbH	Germany

Subsidiaries of The Dow Chemical Company	EXHIBIT 21
At December 31, 2014
Location*
This list includes companies for which the effective ownership by The Dow Chemical Company is 50 percent or more.
Dow Wolff Cellulosics GmbH	Germany
Dow MF Verwaltungs GmbH	Germany
Dow MF Produktion GmbH & Co. OHG	Germany
Dow Stade Produktions GmbH & Co. OHG	Germany
Dow Wolff Cellulosics GmbH & Co. OHG	Germany
Dow Pipeline Gesellschaft mbH & Co. KG	Germany
Dow Pipeline Verwaltungsgesellschaft mbH	Germany
Nedastra Chemicals Germany GmbH	Germany
SAFECHEM Europe GmbH	Germany
Dow Deutschland Vertriebs GmbH & Co. OHG	Germany
Dow MF Produktion GmbH & Co. OHG	Germany
Dow Stade Produktions GmbH & Co. OHG	Germany
Dow Wolff Cellulosics GmbH & Co. OHG	Germany
Dow Polska Sp.z.o.o.	Poland
Dow Portugal Produtos Quimicos, Unipessoal, Lda.	Portugal
Dow Saudi Arabia Company	Saudi Arabia
Dow Saudi Arabia Holding B.V.	Netherlands
Dow Saudi Arabia Investment B.V.	Netherlands
Dow Saudi Arabia Product Marketing B.V.	Netherlands
Dow Southern Africa (Pty) Ltd	South Africa
Dow Specialties Limited	Saudi Arabia
Dow Suomi OY	Finland
Dow Sverige AB	Sweden
Dow Turkiye Kimya Sanayi ve Ticaret Limited Sirketi	Turkey
DowAksa Advanced Composites Holdings B.V. (1)	Netherlands
HPPO Holding & Finance C.V. (1)	Netherlands
MEGlobal B.V. (1)	Netherlands
MTP HPJV C.V.	Netherlands
MTP HPJV Management B.V.	Netherlands
Nedastra International C.V.	Netherlands
Nedastra Holding B.V.	Netherlands
BC Switzerland GmbH	Switzerland
Blue Cube Brasil Comercio de Produtos Quimicos Ltda.	Brazil
Blue Cube Chemicals (UK) Limited	United Kingdom
Blue Cube Chemicals Italy S.r.l.	Italy
Blue Cube Chemicals Singapore Pte. Ltd.	Singapore
BC Chemicals Singapore Pte. Ltd.	Singapore
Blue Cube Chemical Korea Ltd.	Korea
Blue Cube Chemicals (Zhangjigang) Co., Ltd.	China
Blue Cube Chemicals India Private Limited	India
Blue Cube Japan LLC	Japan
Blue Cube Chemicals India Private Limited	India
Blue Cube France S.A.S.	France
Blue Cube Netherlands B.V.	Netherlands
Blue Cube Brasil Comercio de Produtos Quimicos Ltda.	Brazil
Blue Cube Spain S.L.	Spain
Blue Cube Turkey Kimyasal Ueruenler Limited Sirketi	Turkey
Palm Denmark ApS	Denmark
Palm Poland Sp. z.o.o.	Poland
Polyol Belgium B.V.B.A.	Belgium
Rohm and Haas Bermuda Partner I GP	Bermuda
Rohm and Haas Denmark Bermuda GP ApS	Denmark
Rohm and Haas Bermuda GP	Bermuda
Rohm and Haas Denmark Holding Company ApS	Denmark

Subsidiaries of The Dow Chemical Company	EXHIBIT 21
At December 31, 2014
Location*
This list includes companies for which the effective ownership by The Dow Chemical Company is 50 percent or more.
Finndisp Ltd.	Russia
Limited Liability Company "Rohm and Haas"	Russia
Rohm and Haas B.V.	Netherlands
Rohm and Haas Espana Production Holding, S.L.	Spain
Rohm and Haas Espana, S.L.	Spain
Rohm and Haas Europe Sales ApS	Denmark
Rohm and Haas International SNC	France
Rohm and Haas Europe Services ApS	Denmark
Rohm and Haas Europe Trading ApS	Denmark
RH Switzerland Production Holding GmbH	Switzerland
Rohm and Haas Nordiska AB	Sweden
Rohm and Haas South Africa (PTY) Limited	South Africa
Rohm and Haas France Finance SAS	France
Rohm and Haas Italia S.r.l.	Italy
Rohm and Haas Kimya Sanayi Limited Sirketi	Turkey
Rohm and Haas Kimya Ticaret Limited Sirketi	Turkey
Rohm and Haas Kimyasal Urunler Uretim Dagitim ve Ticaret A.S.	Turkey
Rohm and Haas International SNC	France
Rohm and Haas France S.A.S.	France
Rohm and Haas Polska Sp. z o.o.	Poland
Rohm and Haas Bermuda Partner II GP	Bermuda
Rohm and Haas Bermuda GP	Bermuda
Rohm and Haas Nederland B.V.	Netherlands
RUS Polyurethanes Holding B.V.	Netherlands
Dow Izolan OOO	Russia
Dow Izolan Ukraine LLC	Ukraine
UC Investment B.V.	Netherlands
EQUATE Marketing Company E.C. (1)	Bahrain
Rofan Automation and Information Systems B.V.	Netherlands
Terneuzen Partnership Services B.V.	Netherlands
Valuepark Terneuzen C.V. (1)	Netherlands
Dow Netherlands Investments LLC	Delaware
Coöperatieve DC Prisma Holding U.A.	Netherlands
Dow Netherlands Holdings LLC	Delaware
DC Spectrum Holding C.V.	Netherlands
DowBrands Inc.	Delaware
Dow International Technology Corporation	Delaware
Dow Kakoh Kabushiki Kaisha	Japan
Dow Peru S.A.	Peru
Dow Quimica Argentina S.A.	Argentina
Dow Quimica Chilena S.A.	Chile
Dow Quimica de Colombia S.A.	Colombia
Blue Cube Colombia Ltda.	Colombia
Dow Quimica Mexicana S.A. de C.V.	Mexico
Blue Cube Mexico, S. de R. L. de C.V.	Mexico
Dow Roofing Systems LLC	Delaware
Dow South Africa Holdings (Pty) Ltd.	South Africa
Sentrachem Limited	South Africa
Cisvaal (Proprietary) Limited	South Africa
Minchem International Inc.	Panama
Dow Trent Limited	United Kingdom
Dow UK Limited	United Kingdom
Dow Venezuela, C.A.	Venezuela
Dow Verwaltungsgesellschaft mbH	Germany

Subsidiaries of The Dow Chemical Company	EXHIBIT 21
At December 31, 2014
Location*
This list includes companies for which the effective ownership by The Dow Chemical Company is 50 percent or more.
Dow-Mitsui Chlor-Alkali LLC	Delaware
DSL Holdings Inc.	Delaware
DW Dexco Investment LLC	Delaware
Essex Chemical Corporation	New Jersey
Essex Specialty Products LLC	New Jersey
American Mortell Corporation	Texas
Mortell Company	Delaware
Dow Chemical (Wuhan) Company Limited	China
Dow International Holdings Company	Delaware
GWN Holding, Inc.	Delaware
FilmTec Corporation	Delaware
OMEX Overseas Holdings Inc.	Virgin Islands
Zhejiang OMEX Environmental Engineering Co., Ltd.	China
Flexible Products Company	Georgia
Flexible Products Company of Canada, Inc.	Canada
Forbanco Inc.	Delaware
General Latex and Chemical Corporation	Massachusetts
GNS Enterprises, LLC	Georgia
GNS Technologies, LLC	Georgia
Great Western Pipeline Company, Inc.	California
GWN Holding, Inc.	Delaware
Dow Chemical Pacific (Singapore) Private Limited	Singapore
Dow Chemical (Malaysia) Sdn. Bhd.	Malaysia
Dow Chemical International Pvt. Ltd.	India
Dow Chemical Pacific Limited	Hong Kong
PT Dow Indonesia	Indonesia
Rohm and Haas Canada Investments Inc.	Canada
3243425 Nova Scotia Company	Canada
Daulat Canada Holding LP	Canada
Dow Canada Holding LP	Canada
Rohm and Haas Canada LP	Canada
Dow Canada Holding LP	Canada
Daulat Canada Holding LP	Canada
3229809 Nova Scotia Company	Canada
Dow Investment Argentina S.A.	Argentina
PBBPolisur S.A.	Argentina
PBBPolisur S.A.	Argentina
Dow Investment Argentina S.A.	Argentina
SD Group Service Co., Ltd. (1)	Thailand
Siam Polyethylene Company Limited (1)	Thailand
Siam Polyethylene Company Limited (1)	Thailand
Rohm and Haas Canada LP	Canada
Dow Chemical Canada ULC	Canada
Dow Chemical Finance Canada ULC	Canada
Fort Saskatchewan Ethylene Storage Limited Partnership	Canada
MEGlobal Canada Inc (1)	Canada
Pétromont and Company, Limited Partnership (1)	Canada
Pétromont Inc. (1)	Canada
Voltas Water Solutions Private Limited (1)	India
Ifco Inc.	Delaware
Chemtech II L.P.	Delaware
Intarsia Corporation	Delaware
Ion Holdings LLC	Delaware
Liana Limited	Delaware

Subsidiaries of The Dow Chemical Company	EXHIBIT 21
At December 31, 2014
Location*
This list includes companies for which the effective ownership by The Dow Chemical Company is 50 percent or more.
Dorinco Reinsurance Company	Michigan
Dorintal Reinsurance Limited	Vermont
NuvoSun, Inc.	California
NuvoSun (Shanghai) Co. Ltd.	China
Rofan Services Inc.	Delaware
Dow AgroSciences LLC	Delaware
DowBrands Inc.	Delaware
H Hotel Holding LLC	Delaware
Ion Holdings LLC	Delaware
Mycogen Corporation	California
Dow AgroSciences LLC	Delaware
DAS Agricultural Investment Holding Company Ltd.	Mauritius
Dow AgroSciences India Pvt. Ltd.	India
Dow AgroSciences (China) Company Limited	China
Dintec Agrichemicals LLC (1)	Delaware
Dow AgroSciences Agricultural Products Limited	Mauritius
Dow AgroSciences India Pvt. Ltd.	India
Dow AgroSciences Singapore Pte. Ltd.	Singapore
PT Dow AgroSciences Commerce Indonesia	Indonesia
Dow AgroSciences B.V.	Netherlands
Ambito DAS S.A. (1)	Argentina
Cal/West Seeds S.R.L.	Argentina
ChacoDAS S.A. (1)	Argentina
Daser Agro S.A. (1)	Argentina
Desab S.A. (1)	Argentina
Dintec Agroquimica Produtos Quimicos, Lda.	Portugal
Dow AgroSciences (Jiangsu) Co., Ltd.	China
Dow AgroSciences A.S.	Turkey
Dow AgroSciences Argentina S.A.	Argentina
Dow AgroSciences Bolivia S.A.	Bolivia
Dow AgroSciences Paraguay S.A.	Paraguay
Dow AgroSciences Asia Sdn. Bhd.	Malaysia
Dow AgroSciences Australia Limited	Australia
Advantage Wheats Pty Ltd	Australia
Dow AgroSciences Bolivia S.A.	Bolivia
Dow AgroSciences Canada Inc.	Canada
Dow AgroSciences Chile S.A.	Chile
Dow AgroSciences Costa Rica S.A.	Costa Rica
Dow AgroSciences Danmark A/S	Denmark
Dow AgroSciences de Colombia S.A.	Colombia
Dow AgroSciences de Mexico S.A. de C.V.	Mexico
Dow AgroSciences Export S.A.S.	France
Dow AgroSciences Guatemala S.A.	Guatemala
Dow AgroSciences Iberica S.A.	Spain
Dow AgroSciences Limited	United Kingdom
Dow AgroSciences (Malaysia) Sdn Bhd	Malaysia
Dow AgroSciences (NZ) Limited	New Zealand
Dow AgroSciences OOO	Russia
Dow AgroSciences Pacific Limited	Hong Kong
Dow AgroSciences Paraguay S.A.	Paraguay
Dow AgroSciences Bolivia S.A.	Bolivia
Dow AgroSciences Polska Sp. z o.o.	Poland
Dow AgroSciences S.A.S.	France
Dow AgroSciences Distribution S.A.S.	France

Subsidiaries of The Dow Chemical Company	EXHIBIT 21
At December 31, 2014
Location*
This list includes companies for which the effective ownership by The Dow Chemical Company is 50 percent or more.
Dow AgroSciences s.r.o.	Czech Republic
Dow AgroSciences Sverige A/B	Sweden
Dow AgroSciences Taiwan Ltd.	Taiwan
Dow AgroSciences Technology GmbH	Switzerland
Dow AgroSciences Switzerland S.A.	Switzerland
Dow AgroSciences Hungary Kft.	Hungary
Dow AgroSciences Vertriebsgesellschaft m.b.H.	Austria
Dow Brasil Industria e Comercio de Produtos Quimicos Ltda.	Brazil
BC Quimica Brasil Comercio de Produtos Quimicos Ltda.	Brazil
Branco Dow Compostos de Engenharia Ltda.	Brazil
Dow AgroSciences Industrial Ltda.	Brazil
Dow AgroSciences Sementes & Biotecnologia Brasil Ltda.	Brazil
Nexsem Sementes Ltda. (1)	Brazil
Dow Brasil Sudeste Industrial Ltda.	Brazil
BC Quimica Brasil Comercio de Produtos Quimicos Ltda.	Brazil
Dow Especialidades Quimicas Ltda.	Brazil
Dow Chemical Japan Limited	Japan
Dow Venezuela, C.A.	Venezuela
Fedea S.A. (1)	Argentina
Forratec Argentina S.A. (1)	Argentina
PT Dow AgroSciences Indonesia	Indonesia
PT Dow AgroSciences Commerce Indonesia	Indonesia
Rindes y Cultivos DAS S.A. (1)	Argentina
SUMIDAS JV S.A.	Argentina
Terramar JV S.A. (1)	Argentina
Ubajay DAS S.A. (1)	Argentina
Dow AgroSciences China Ltd.	Delaware
Dow AgroSciences International Ltd.	Delaware
Dow AgroSciences (Thailand) Limited	Thailand
Dow AgroSciences Southern Africa (Proprietary) Limited	South Africa
Sanachem Zimbabwe (Pvt) Ltd.	Zimbabwe
DowBrands Inc.	Delaware
Mycogen Crop Protection, Inc.	California
Mycogen Plant Science, Inc.	Delaware
Agrigenetics, Inc.	Delaware
Agrigenetics Molokai LLC	Hawaii
Brodbeck Seeds LLC	Delaware
Alforex Seeds LLC	Delaware
Cal/West Seeds S.R.L.	Argentina
Dairyland Seed Co., Inc.	Wisconsin
Dow AgroSciences Argentina S.A.	Argentina
Mycogen Seeds-Puerto Rico Corporation	Delaware
PAGCO, Inc.	Delaware
Pfister Seeds LLC	Delaware
Prairie Brand Seeds LLC	Delaware
Precision Soya, L.L.C.	Delaware
Renze Seeds LLC	Delaware
Texas Triumph Seed Co., Inc.	Texas
Monterey Seed Company, Inc.	Texas
Phytogen Seed Company, LLC	Delaware
Wenben Inc.	Delaware
Rohm and Haas Company	Delaware
AgroFresh Inc.	Illinois
Athena Canada ULC	Canada

Subsidiaries of The Dow Chemical Company	EXHIBIT 21
At December 31, 2014
Location*
This list includes companies for which the effective ownership by The Dow Chemical Company is 50 percent or more.
Charles Lennig & Company LLC	Delaware
Rohm and Haas Australia Pty. Ltd.	Australia
Rohm and Haas Chile Limitada	Chile
Rohm and Haas Colombia Ltda	Colombia
Rohm and Haas Argentina S.R.L.	Argentina
Rohm and Haas Australia Pty. Ltd.	Australia
Rohm and Haas Centro America, S.A.	Costa Rica
Rohm and Haas Chemicals LLC	Delaware
CVD Incorporated	Delaware
Morton Intermediate Company	Delaware
Rohm and Haas Electronic Materials Taiwan Ltd.	Taiwan
Morton International Co., Ltd.	Japan
Morton International, LLC	Indiana
Morton International Productos Quimicos Ltda.	Brazil
Rohm and Haas Credit LLC	Delaware
Rohm and Haas Capital Corporation	Delaware
Rohm and Haas Equity Corporation	Delaware
GWN Holding, Inc.	Delaware
ROH Venture GmbH	Germany
StoHaas Management GmbH (1)	Germany
StoHaas Monomer GmbH & Co. KG (1)	Germany
Rohm and Haas (Far East) Limited	Hong Kong
Rohm and Haas Asia, Inc.	Delaware
Rohm and Haas Chemical (Thailand) Limited	Thailand
Rohm and Haas China, Inc.	Delaware
Beijing Eastern Rohm and Haas Company Limited	China
Rohm and Haas International Trading (Shanghai) Co. Ltd.	China
Shanghai Eastern Rohm and Haas Company Ltd.	China
Rohm and Haas Denmark Investments LLC	Delaware
Rohm and Haas European Holding ApS	Denmark
Rohm and Haas Denmark A/S	Denmark
Rohm and Haas Denmark Finance A/S	Denmark
DC Spectrum Holding C.V.	Netherlands
PT Rohm and Haas Indonesia	Indonesia
RH DK ChemiHaas Holding ApS	Denmark
RH DK Korea FPD Holdings ApS	Denmark
SKC Haas Display Films Co., Ltd.	Korea
SKC Haas Display Films (USA) LLC	Delaware
SKC Haas Display Films Japan K.K.	Japan
SKC Haas Display Films Taiwan Ltd.	Taiwan
SKC Haas Polska Sp. z o.o.	Poland
SKC Haas Display Films (Suzhou) Co., Ltd.	China
RH DK Korea OLED Holdings ApS	Denmark
Dow Chemical OLED Ltd.	Korea
Rohm and Haas Electronic Materials Korea Ltd.	Korea
RH DK Mexico Holding ApS	Denmark
Rohm and Haas Mexico, S. de R.L. de C.V.	Mexico
RH DK Vietnam Holdings ApS	Denmark
Rohm and Haas Vietnam Co., Ltd.	Vietnam
Rohm and Haas (India) Pvt. Ltd.	India
Rohm and Haas Argentina S.R.L.	Argentina
Rohm and Haas Asia (Sanshui) Specialty Coatings Investment ApS	Denmark
Rohm and Haas (Foshan) Specialty Materials Co., Ltd.	China
Rohm and Haas Chemicals Singapore Pte. Ltd.	Singapore

Subsidiaries of The Dow Chemical Company	EXHIBIT 21
At December 31, 2014
Location*
This list includes companies for which the effective ownership by The Dow Chemical Company is 50 percent or more.
Rohm and Haas China Holding ApS	Denmark
Rohm and Haas (China) Holding Co., Ltd.	China
Rohm and Haas Denmark Bermuda Holding Company ApS	Denmark
DC Spectrum Holding C.V.	Netherlands
RH Asia Holding GmbH	Switzerland
Rohm and Haas Electronic Materials Asia Limited	Hong Kong
RH Denmark Dongguan Holding Company ApS	Denmark
Rohm and Haas Electronic Materials (Shanghai) Ltd.	China
Rohm and Haas Electronic Materials Singapore Pte. Ltd.	Singapore
Rohm and Haas Electronic Materials Singapore Pte. Ltd.	Singapore
Rohm and Haas Denmark China Investment ApS	Denmark
PT Rohm and Haas Indonesia	Indonesia
Rohm and Haas Bermuda Partner I GP	Bermuda
Rohm and Haas Bermuda Partner II GP	Bermuda
Rohm and Haas Latinoamerica, S. de R.L. de C.V.	Mexico
Rohm and Haas Mexico, S. de R.L. de C.V.	Mexico
Rohm and Haas Shanghai Chemical Industry Co., Ltd.	China
Rohm and Haas HK Dongguan Holding Limited	Hong Kong
Rohm and Haas Electronic Materials (Dongguan) Co., Ltd.	China
Rohm and Haas India Investment ApS	Denmark
Rohm and Haas (India) Pvt. Ltd.	India
Rohm and Haas Kimya Sanayi Limited Sirketi	Turkey
Rohm and Haas Kimya Ticaret Limited Sirketi	Turkey
Rohm and Haas Kimyasal Urunler Uretim Dagitim ve Ticaret A.S.	Turkey
Rohm and Haas Latinoamerica, S. de R.L. de C.V.	Mexico
Rohm and Haas Singapore (Pte.) Ltd.	Singapore
Rohm and Haas European Holding ApS	Denmark
Rohm and Haas Korea Co., Ltd.	Korea
Rohm and Haas Malaysia Sdn Bhd	Malaysia
Rohm and Haas Texas Incorporated	Texas
Battleground Water Company	Texas
ROH Monomer Holding Company	Delaware
Rohm and Haas Investment Holdings Inc.	Delaware
Rohm and Haas Equity Corporation	Delaware
Rohm and Haas Wood Treatment LLC	Delaware
Rohm and Haas Chile Limitada	Chile
Rohm and Haas Colombia Ltda	Colombia
Blue Cube Colombia Ltda.	Colombia
Rohm and Haas Electronic Materials K.K.	Japan
LeaRonal Japan Y.K.	Japan
Rohm and Haas Japan Kabushiki Kaisha	Japan
Japan Acrylic Chemical Co., Ltd.	Japan
Rohm and Haas Equity Corporation	Delaware
Rohm and Haas Holdings LLC	Delaware
Rohm and Haas Chemicals LLC	Delaware
Rohm and Haas Electronic Materials Holdings, Inc.	Delaware
Rohm and Haas Electronic Materials CMP Inc.	Delaware
Rohm and Haas Electronic Materials CMP Asia Inc.	Delaware
Nitta Haas Trading Company	Japan
Rohm and Haas Electronic Materials CMP Korea Ltd.	Korea
Rohm and Haas Electronic Materials CMP Sdn. Bhd.	Malaysia
Rohm and Haas Electronic Materials CMP Holdings, Inc.	Delaware
Rohm and Haas International Holdings Inc.	Delaware
Dow Chemical Singapore Holdings Pte. Ltd.	Singapore

Subsidiaries of The Dow Chemical Company	EXHIBIT 21
At December 31, 2014
Location*
This list includes companies for which the effective ownership by The Dow Chemical Company is 50 percent or more.
Dow Chemical (Australia) Pty Ltd	Australia
Dow Australia Superannuation Fund Pty Limited	Australia
Dow Chemical (NZ) Limited	New Zealand
Dow Chemical Korea Limited	Korea
Rohm and Haas Asia Holdings B.V.	Netherlands
Dow Chemical OLED Ltd.	Korea
Rohm and Haas Electronic Materials Asia-Pacific Co., Ltd.	Taiwan
Rohm and Haas Electronic Materials Korea Ltd.	Korea
Rohm and Haas Japan Holdings Y.K.	Japan
Nitta Haas Incorporated	Japan
Rodel Particles, Inc.	Japan
Rohm and Haas Taiwan, Inc.	Taiwan
Rohm and Haas Electronic Materials LLC	Delaware
Lightscape Materials, Inc.	Delaware
Shanghai Lightscape Specialty Materials Co. Ltd.	China
Rohm and Haas Equity Corporation	Delaware
Rohm and Haas Latin America, Inc.	Delaware
Rohm and Haas Chemicals LLC	Delaware
Rohm and Haas Investment Holdings Inc.	Delaware
Rohm and Haas New Zealand Limited	New Zealand
Rohm and Haas Philippines, Inc.	Philippines
Rohm and Haas Quimica Ltda.	Brazil
Bee Chemical Industria e Comercio Ltda.	Brazil
Rohm and Haas Southeast Asia, Inc.	Delaware
Shipley Brazil Productos Quimicos Ltda.	Brazil
SAFECHEM North America LLC	Delaware
Sentrachem US, Inc.	Delaware
Hampshire Holdings, Inc.	Delaware
Hampshire Chemical Corp.	Delaware
Siam Polystyrene Company Limited (1)	Thailand
Siam Styrene Monomer Co., Ltd. (1)	Thailand
Siam Synthetic Latex Company Limited (1)	Thailand
TCM Technologies Inc.	Delaware
TDCC Subsidiary C, Inc.	Delaware
Univation Technologies, LLC (1)	Delaware
Texas LNG Holdings LLC	Delaware
Tianjin Panda Terminal Holdings Pte. Ltd.	Singapore
Tianjin Panda Terminal (Hong Kong) Limited	Hong Kong
Tianjin Panda Terminal Company Limited	China
Union Carbide Corporation	New York
Amerchol Corporation	Delaware
Benefit Capital Management Corporation	Delaware
Calidria Corporation	Delaware
Carbide Chemical (Thailand) Limited	Thailand
Catalysts, Adsorbents & Process Systems, Inc.	Maryland
Dow International Holdings Company	Delaware
Dow Quimica Argentina S.A.	Argentina
Dow Quimica Mexicana S.A. de C.V.	Mexico
Global Industrial Corporation	New York
Industrias Carlisil, S.A.	Mexico
Peñuelas Technology Park LLC	Delaware
Seadrift Pipeline Corporation	Delaware
Servicios de Quimicos Agricolas, S. A.	Mexico
South Charleston Sewage Treatment Company	West Virginia

Subsidiaries of The Dow Chemical Company	EXHIBIT 21
At December 31, 2014
Location*
This list includes companies for which the effective ownership by The Dow Chemical Company is 50 percent or more.
UC Finco Inc.	Delaware
UCAR Emulsion Systems International, Inc.	Delaware
UCAR Emulsion Systems FZE	Dubai
UCAR Interam Inc.	Delaware
UCAR Louisiana Pipeline Company	Delaware
UCAR Pipeline Incorporated	Delaware
UCMG LLC	Delaware
Umetco Minerals Corporation	Delaware
Australia and New Zealand Exploration Company	Delaware
Blue Creek Coal Company, Inc.	Delaware
Predate Properties (Pty) Ltd.	South Africa
Umetco Minerals Exploration Corporation	Delaware
Union Carbide Asia Limited	Hong Kong
Union Carbide Asia Pacific, Inc.	Delaware
Union Carbide Chemicals & Plastics Technology LLC	Delaware
Dow Technology Investments LLC	Delaware
Union Carbide Customer Services Pte. Ltd.	Singapore
Union Carbide Ethylene Oxide/Glycol Company	Delaware
Union Carbide Inter-America, Inc.	Delaware
Dow Peru S.A.	Peru
Dow Quimica Chilena S.A.	Chile
Union Carbide Middle East Limited	Delaware
Union Carbide Pan America, Inc.	Delaware
Dow Quimica Argentina S.A.	Argentina
Dow Quimica Chilena S.A.	Chile
Union Carbide Philippines (Far East), Inc.	Philippines
Union Carbide Polyolefins Development Company, Inc.	Delaware
Union Carbide South Africa (Proprietary) Limited	South Africa
Union Carbide Subsidiary Q Inc.	Delaware
Union Carbide Wire & Cable Company, Inc.	Delaware
Union Polymers Sdn. Bhd.	Malaysia
UNISON Transformer Services, Inc.	Delaware
Westbridge Insurance Ltd.	Bermuda
U.S. Laboratories, Inc.	Ohio
Administrative Business Systems, Inc.	Ohio
POLY-CARB, Inc.	Ohio
Warbler I LLC	Delaware

*	Location of incorporation or organization. Primary location of organization is reported for partnerships.

(1)
These companies are 50 percent owned, nonconsolidated affiliates of The Dow Chemical Company and are accounted for on the equity basis. Separate financial statements for these companies are not included in this Annual Report on Form 10-K. These companies are not controlled, directly or indirectly, by The Dow Chemical Company. Subsidiaries of these companies, if any, are not listed in this Exhibit 21.